John Hancock Funds

Investors
Trust
Annual Report

December 31, 1995

TRUSTEES

Edward J. Boudreau, Jr.
Chairman

Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Gail D. Fosler*
Bayard Henery*
Richard S. Scipione*
Edward J. Spellman*

*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer

Robert G. Freedman
Vice Chairman and
Chief Investment Officer

Andrew St. Pierre
President

Thomas H. Drohan
Senior Vice President and Secretary

James B. Little
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Vice President
Assistant Secretary and
Compliance Officer

James J. Stokowski
Vice President and Treasurer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Listed: New York Stock Exchange Symbol: JHI
John Hancock Closed-End Funds: 1-800-843-0090



Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place - slow economic growth, muted inflation and decent corporate earnings - it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit your investment allocations with your financial advisor to determine if rebalancing your portfolio makes sense.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.OMMITTED]

No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER





By James K. Ho, Portfolio Manager

John Hancock
Investors Trust

Fixed-income securities thrive in a climate of modest growth, benign inflation and steadily falling interest rates

"This
climate of
moderate
growth,
falling rates
and low
inflation was
ideal for
bond
investors."

After the bond-market debacle of 1994, the new year brought dramatic proof of just how swiftly the investment climate can change for the better. At the beginning of 1995, the Federal Reserve was still in a restrictive mode, raising interest rates in hopes of putting the brakes on the economy and preventing an outbreak of inflation. During the fourth quarter of 1994, growth had surged above an annual rate of 5%, lending credence to the consensus among market participants that rates were likely to keep rising. Less than two months into the new year, the Fed did as most expected, raising the interest rate banks charge each other for overnight loans -- known as the federal funds rate -- one-half percentage point to 6.00%. It was the seventh rate increase in 12 months, and there's nothing the bond market likes less than rising interest rates.

Already, however, the economy was exhibiting signs of weakness in key areas such as employment, housing and consumer spending. Economic growth slowed to a modest annual rate of 2.7% during the first quarter of 1995. As growth slowed and inflation remained tame, interest rates began falling and the bond market took off. When the growth rate dipped to 1.3% during the second quarter, it looked as if we might be headed for another recession. In July, the Fed shaved one-quarter percentage point off the federal funds rate. A second quarter-point reduction followed in December, two weeks before the period ended. Ironically, that brought the federal funds rate back to 5.50%, exactly where it was when the period began.

[A 2 1/4" x 3 1/2" photo of James K. Ho at bottom right. Caption reads:
"James K. Ho, Portfolio Manager." OMMITTED]


"Our focus
all year has
been on
corporate
bonds."


Top Five Sectors

1. U.S. Government &
   Agency Bonds              29%
2. Financials                25%
3. Utilities                 13%
4. Broadcasting/
   Communications            11%
5. Transportation             7%

As a percentage of net assets on December 31, 1995


This climate of moderate growth, falling rates and low inflation was ideal for bond investors. While the second half of 1995 was not quite as strong as the first half, the Fund's overall performance was impressive, both in absolute terms and compared to competing funds with similar objectives. For the year ended December 31, 1995, John Hancock Investors Trust had a total return of 20.31% at net asset value. That result compared favorably with the average total return of 18.45% for all open-end corporate debt A-rated funds, according to Lipper Analytical Services.

Strategy review

The Fund's duration -- a measure of how much its net asset value will vary in response to changing interest rates -- was just above five years for most of the period, or close to the average for our peers. In light of the way interest rates fell during the period, a longer duration undoubtedly would have improved the Fund's performance. However, interest-rate movements are notoriously hard to predict. Maintaining a neutral average duration freed us to concentrate on variables over which we feel we have some control, such as sector and security selection.

That doesn't mean we ignored opportunities to capitalize on broad trends affecting interest rates. Rising interest rates in 1994 narrowed the spread between long-term rates and short-term rates, creating what's known as a flat yield curve. We believed that the yield curve was likely to steepen in 1995. To prepare, we emphasized mid-term securities -- those in the three- to 10-year maturity range -- while de-emphasizing short-term and long-term securities. This is known as a "bullet" portfolio structure. Since then, as rates have fallen and the yield curve has steepened, the bullet has proven to be a wise choice.


[Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is "Time Warner" followed by an up arrow and the phrase "Improving credit outlook." The second listing is "United Air Lines" followed by an up arrow and the phrase "Chose not to merge with USAir." The third listing is "K-mart" followed by a down arrow and the phrase "Hurt by retailing slump." Footnote below reads: "See "Schedule of Investments". Investment holdings are subject to change."]

Sector and security selection

Our focus all year has been on corporate bonds, both investment-grade and high-yield bonds, which are sometimes called junk bonds. High-yield bonds have credit ratings below BBB or Baa from one of the bond-rating agencies and offer a higher yield to compensate for the added credit risk. Slow but steady growth, low inflation and declining interest rates during 1995 encouraged investors to reach for the higher yield available from corporate bonds. As the year went on, the yield advantage over Treasury securities narrowed, and corporate bonds realized corresponding price gains. As spreads have narrowed and the economy has slowed, we've begun looking for opportunities to shift assets out of corporate bonds and back into Treasuries. Mortgage -backed securities never totaled more than 15% of the Fund's assets all year, and were under 10% for most of the past six months. Declining rates have increased prepayment risk on mortgages in recent months and caused them to lag the broader market. Prepayment risk is the risk that mortgage holders will pay off their debt early and refinance at the lower prevailing rates.


[Bar chart with heading "Fund Performance" at top of the left hand column. Under the heading is the footnote "For the year ended December 31, 1995." The chart is scaled in increments of 5% from top to bottom, with 20% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 20.31% total return for John Hancock Investors Trust. The second represents the 18.45% total return for the average open-end corporate debt A-rated fund. A footnote below reads: "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services."]


Early in the year, when the economy was expanding more rapidly, we did well with so-called cyclical sectors of the economy, such as paper and steel, whose fortunes tend to rise and fall with the overall health of the economy. As growth has slowed, we've gradually moved assets into non-cyclical sectors, including media and cable companies. Top performers included Viacom, a programmer, and Continental Cable-vision. Time Warner also posted impressive gains during 1995 as its credit outlook improved and investors applauded the proposed merger with Turner Broadcasting System. Some other top performers were airlines, including Delta Air Lines; AMR Corp., the parent of American Airlines which we sold during the period, and United Air Lines, which rallied following the decision not to merge with USAir. Our biggest disappointment of the year, which we sold duing the period, was K-mart, which was hurt by the slump in retailing and rumors of a possible bankruptcy.


Outlook

We think the current favorable climate for bond investors may well last through the spring. One indicator we'll be watching closely is the progress of the budget debate in Washington. The Fed is a strong advocate of fiscal restraint. If and when Congress and the White House can agree on a balanced budget, the Fed could signal its approval with another rate cut. Farther out, though, the outlook begins to change. Ultimately lower interest rates can't help but stimulate growth. If so, then we begin to worry about inflation again, and perhaps a return to market conditions more like those that prevailed a year ago. Since 1995 was an outstanding year, it is unlikely to be repeated in 1996 and shareholders would do well to lower their expectations going forward.

"...we'll be
watching
closely ...
the progress
of the
budget debate
in Washington."


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust

Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                                          --------------------------
                                                                              1995           1994
                                                                          -----------    -----------
Assets:
Investments at value - Note C:
  Publicly traded bonds and direct placement security
    (cost - 1995 - $150,632,863;
    1994 - $148,775,722)                                                 $160,005,748   $142,451,739
  Common stocks (cost - 1995 - none; 1994 - $106,667)                              --         76,000
  Joint repurchase agreement
   (cost - 1995 - $7,562,000; 1994 - $2,369,000)                            7,562,000      2,369,000
  Corporate savings account                                                       303          4,661
                                                                          -----------    -----------
                                                                          167,568,051    144,901,400
  Receivable for investments sold                                              71,493             --
  Interest receivable                                                       2,791,758      3,161,299
  Receivable for variation margin - Note A                                         --          9,688
  Other Assets                                                                  3,263             --
                                                                          -----------    -----------
        Total Assets                                                      170,434,565    148,072,387
        --------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                           4,079,982             --
Payable to John Hancock Advisers, Inc. and affiliates - Note B                280,717        101,543
Accounts payable and accrued expenses                                          99,635         54,688
                                                                          -----------    -----------
        Total Liabilities                                                   4,460,334        156,231
        --------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                           157,992,094    156,294,765
Accumulated net realized loss on investments
  and financial futures contracts                                          (1,418,940)    (1,943,295)
Net unrealized appreciation (depreciation) of investments
  and financial futures contracts                                           9,372,885     (6,452,463)
Undistributed net investment income                                            28,192         17,149
                                                                          -----------    -----------
        Net Assets                                                       $165,974,231   $147,916,156
====================================================================================================

Net Asset Value Per Share:
  (based on 7,560,164 and 7,477,780 shares of beneficial interest outstanding - 20 million shares authorized
    with no par value)                                                         $21.95         $19.78
====================================================================================================

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the
Fund owns, is due and owes on December 31, 1995 and December 31, 1994. You'll also find the net asset value per share as of those dates.

See notes to financial statements.


FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust
Statement of Operations
----------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                          --------------------------
                                                                              1995           1994
                                                                          -----------    -----------
Investment Income:
Interest                                                                  $13,975,347   $ 13,892,721
                                                                          -----------    -----------
Expenses:
  Investment management fee - Note B                                        1,009,856        992,104
  Transfer agent fee                                                          118,736        154,239
  Printing                                                                     88,282         84,406
  Custodian fee                                                                49,809         49,320
  Auditing fee                                                                 37,100         34,000
  New York Stock Exchange fee                                                  16,991         16,424
  Miscellaneous                                                                13,403         12,503
  Trustees' fees                                                               12,967         16,129
  Legal fees                                                                    3,898          3,993
                                                                          -----------    -----------
        Total Expenses                                                      1,351,042      1,363,118
        --------------------------------------------------------------------------------------------
        Net Investment Income                                              12,624,305     12,529,603
        --------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and Financial Futures
Contracts
  Net realized gain (loss) on investments sold                              1,088,238   (  2,415,699)
  Net realized gain (loss) on financial futures contracts                    (562,314)       863,193
  Change in net unrealized appreciation/depreciation of investments        15,727,535   ( 15,642,568)
  Change in net unrealized appreciation/depreciation
    of financial futures contracts                                             97,813        (98,751)
                                                                          -----------    -----------
        Net Realized and Unrealized Gain (Loss)
          on Investments and Financial Futures Contracts                   16,351,272   ( 17,293,825)
        --------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations   $28,975,577   ($ 4,764,222)
====================================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

See notes to financial statements.


FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                          --------------------------
                                                                               1995           1994
                                                                          -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income                                                  $ 12,624,305   $ 12,529,603
  Net realized gain (loss) on investments sold
    and financial futures contracts                                           525,924     (1,552,506)
  Change in net unrealized appreciation/depreciation of investments
    and financial futures contracts                                        15,825,348    (15,741,319)
                                                                          -----------    -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations        28,975,577     (4,764,222)
                                                                          -----------    -----------
Distributions to Shareholders:
  Dividends from net investment income ($1.6800 and $1.6825 per share,
    respectively)                                                         (12,614,831)   (12,512,454)
  Distributions from net realized gain on investments sold
    and financial futures contracts
    (none and $0.0326 per share, respectively)                                     --       (239,420)
                                                                          -----------    -----------
       Total Distributions to Shareholders                                (12,614,831)   (12,751,874)
                                                                          -----------    -----------
From Fund Share Transactions
(Market value of shares issued to shareholders
  in reinvestment of distributions)                                         1,697,329      1,723,660
                                                                          -----------    -----------
Net Assets:
  Beginning of period                                                     147,916,156    163,708,592
                                                                          -----------    -----------
  End of period (including undistributed net investment income
    of $28,192 and $17,149, respectively)                                $165,974,231   $147,916,156
                                                                          ===========    ===========

* Analysis of Fund Share Transactions:
  Shares outstanding, beginning of period                                   7,477,780      7,391,349
  Shares issued to shareholders in reinvestment of distributions               82,384         86,431
                                                                          -----------    -----------
  Shares outstanding, end of period                                         7,560,164      7,477,780
                                                                          ===========    ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous fiscal period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

See notes to financial statements.


FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------
                                     1995           1994           1993           1992           1991
                                   --------       --------       --------       --------       --------
Per Share Operating Performance
Net Asset Value,
  Beginning of Period              $  19.78       $  22.15       $  21.62       $  21.61       $  20.08
                                   --------       --------       --------       --------       --------
Net Investment Income                  1.68           1.68           1.76           1.85           1.92
Net Realized and Unrealized Gain
  (Loss) on Investments
  and Financial Futures Contracts      2.17      (   2.34)           1.07           0.03           1.54
                                   --------       --------       --------       --------       --------
Total from Investment Operations       3.85      (   0.66)           2.83           1.88           3.46
                                   --------       --------       --------       --------       --------
Less Distributions:
Dividends from Net Investment
  Income                           (   1.68)     (   1.68)       (   1.76)      (   1.87)      (   1.93)
Distributions from
  Net Realized Gain
  on Investments Sold
  and Financial Futures Contracts        --      (   0.03)       (   0.49)            --             --
Temporary Overdistribution               --             --       (   0.05)            --             --
                                   --------       --------       --------       --------       --------
Total Distributions                (   1.68)      (   1.71)      (   2.30)      (   1.87)      (   1.93)
                                   --------       --------       --------       --------       --------
Net Asset Value, End of Period     $  21.95       $  19.78       $  22.15       $  21.62       $  21.61
                                   --------       --------       --------       --------       --------
Per Share Market Value,
  End of Period                    $  20.50       $  17.88       $ 22.375       $  23.50       $  24.00
Total Investment Return
  at Market Value                    24.33%       (12.92%)          5.35%          6.54%         33.06%
Ratios and Supplemental Data
Net Assets, End of Period
  (000's omitted)                  $165,974       $147,916       $163,709       $157,757       $156,026
Ratio of Expenses
  to Average Net Assets               0.85%          0.88%          0.85%          0.82%          0.74%
Ratio of Net Investment Income
  to Average Net Assets               7.93%          8.11%          7.78%          8.58%          9.33%
Portfolio Turnover Rate                102%            82%            99%           104%            81%


The Financial Highlights summarize the impact of the following factors on a single share for the period indicated: the net investment income, gains (losses), dividends and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.

FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust

Schedule of Investments
December 31, 1995
------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Investors Trust on
December 31, 1995. It's divided into two main categories: publicly traded bonds and direct placement security and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                             PAR  VALUE
                                                          INTEREST    S&P      (000'S        MARKET
ISSUER, DESCRIPTION                                         RATE     RATING**  OMITTED)      VALUE
-------------------                                       --------   --------  --------   ------------
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (0.36%)
Jet Equipment Trust Ser 1995-B,
*  Cert 08-15-14 (R)                                        10.910%  BB+        $550      $    603,570
                                                                                          ------------
Banks (14.96%)
Abbey National First Capital B.V.,
   Sub Note 10-15-04                                         8.200   AA-       1,000         1,134,120
ABN Amro Bank N.V. - Chicago Branch
*  Global Bond 05-31-05                                      7.250   AA-       1,000         1,073,580
African Development Bank,
   Sub Note 12-15-03                                         9.750   AA        1,000         1,234,770
Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21                                     9.750   AA-         900         1,084,500
Den Danske Bank Aktieselskab,
*  Sub Note 06-15-05 (R)                                     7.250   BBB+        800           844,456
International Bank for Reconstruction and Development,
   30 Yr Bond 10-15-16                                       8.625   AAA       3,800         4,745,136
   30 Yr Bond 07-15-17                                       9.250   AAA       1,000         1,328,000
Landeskreditbank Baden - Wurttemberg,
   Sub Note 02-01-23                                        7.6250   AAA       1,300         1,476,397
Midland American Capital Corp.,
   Gtd Note 11-15-03                                        12.750   A         1,650         1,947,412
National Westminster Bank PLC - New York Branch,
   Sub Note 05-01-01                                         9.450   AA-       1,200         1,390,776
Scotland International Finance No. 2 B.V.,
   Sub Gtd Note 01-27-04 (R)                                 8.800   A+        2,000         2,295,260
   Sub Gtd Note 11-01-06 (R)                                 8.850   A+          750           890,442
Security Pacific Corp.,
   Medium Term Sub Note 05-09-01                            10.360   A-        1,750         2,103,343
   Sub Note 11-15-00                                        11.500   A-        1,000         1,229,430
Toronto Dominion Bank - New York Branch,
   Sub Note 01-15-09                                         6.450   AA-       1,000         1,004,830
Westdeutsche Landesbank Girozentrale - New York Branch,
   Sub Note 06-15-05                                         6.750   AA+       1,000         1,047,980
                                                                                          ------------
                                                                                            24,830,432
                                                                                          ------------
Broadcasting (7.71%)
Cablevision Systems Corp.,
   Sr Sub Deb 04-01-04                                      10.750%  B         1,000         1,055,000
Century Communications Corp.,
   Sr Sub Deb 10-15-03                                      11.875   B+        1,250         1,346,875
Comcast Corp.,
*  Sr Sub Deb 05-15-05                                       9.375   B+          250           264,375
Continental Cablevision, Inc.,
*  Sr Note 05-15-06 (R)                                      8.300   BB+         625           625,000
   Sr Sub Deb 06-01-07                                      11.000   BB-       1,210         1,352,175
Jones Intercable, Inc.,
*  Sr Note 03-15-02                                          9.625   BB          250           268,750
*  Sr Sub Deb 07-15-04                                      11.500   B+        1,000         1,110,000
Le Groupe Videotron Ltee,
*  Sr Note 02-15-05                                         10.625   BB+         250           268,125
Lenfest Communications, Inc.,
*  Sr Note 11-01-05                                          8.375   BB+         500           501,875
Rogers Cablesystems Ltd.,
*  Sr Sec Second Priority Note 03-15-05                     10.000   BB+         750           806,250
*  Sr Sub Deb 12-01-15                                      11.000   BB-         250           268,750
TeleWest plc,
*  Sr Deb 10-01-06                                           9.625   BB          450           457,875
TKR Cable I, Inc.,
   Sr Deb 10-30-07                                          10.500   BBB-      2,000         2,381,640
Turner Broadcasting System, Inc.,
*  Sr Note 07-01-13                                          8.375   BB+         550           570,933
Viacom, Inc.,
*  Sr Deb 01-15-16                                           7.625   BB+         500           506,400
   Sub Deb 07-07-06                                          8.000   BB-       1,000         1,017,500
                                                                                          ------------
                                                                                            12,801,523
                                                                                          ------------
Computers (0.29%)
Unisys Corp.,
   Credit Sensitive Note 07-01-97                           13.500   BB-         500           475,000
                                                                                          ------------
Containers (0.07%)
Stone Container Corp.,
   Sr Sub Note 10-01-04                                     11.500   B           115           114,425
                                                                                          ------------
Cosmetics & Toiletries (0.47%)
Johnson & Johnson,
   Deb 11-15-23                                              6.730   AAA         750           777,143
                                                                                          ------------
Finance (6.83%)
Banc One Credit Card Master Trust,
   Class A Asset Backed Ctf, Ser 1994-B 12-15-99             7.550   AAA       1,000         1,036,560
CIT Group Holdings, Inc. (The),
   Medium Term Sr Sub Cap Note 03-15-01                      9.250   A         1,000         1,145,640
Finance (continued)
Great Western Financial Corp.,
   Note 02-01-02                                             8.600%  BBB+      1,250         1,402,163
Greentree Financial Corp.,
*  Ctf Home Improv Ln Ser 1995-D CI  M-2 09-15-25            6.950   AAA         650           663,604
MBNA Master Credit Card Trust,
*  Ser 1995-D Asset Backed Ctf 06-15-00                      6.050   AAA       1,585         1,608,775
Merrill Lynch Mortgage Investors, Inc.,
   Sr/Sub Pass thru Ctf Ser 1992, Class B (Sub) 04-15-12     8.500   AA          461           479,477
Santander Financial Issuances Ltd.,
*  Sub Gtd Note 04-15-05                                     7.875   A+        1,000         1,103,760
Standard Credit Card Master Trust I,
*  Class A Credit Card Part Ctf Ser 1995-2 01-07-00          8.625   AAA       1,250         1,287,100
*  Class A Credit Card Part Ctf Ser 1993-2 10-07-04          5.950   AAA         505           500,894
*  Class A Credit Card Part.Ctf Ser 1995-9 10-07-07          6.550   AAA       1,000         1,030,000
   Class A Credit Card Part Ctf Ser 1994-2 04-07-08          7.250   AAA       1,000         1,077,810
                                                                                          ------------
                                                                                            11,335,783
                                                                                          ------------
Glass Products (0.51%)
Owens-Illinois, Inc.,
   Sr Deb 12-01-03                                          11.000   BB          750           847,500
                                                                                          ------------
Gold Mining & Processing (1.18%)
Magma Copper Co.,
   Sr Sub Note 12-15-01                                     12.000   BB+       1,755         1,954,631
                                                                                          ------------
Governmental - Foreign (2.24%)
Brazil, Republic of,
*  Par Bond ZL 04-15-24                                      4.250   NR          250           132,813
Nova Scotia, Province of,
   Deb 04-01-22                                              8.750   A-          850         1,032,401
Ontario, Province of,
   Bond 06-04-02                                             7.750   AA-         500           544,335
   Deb 05-01-11                                             15.125   AA-         325           352,892
   Deb 08-31-12                                             15.250   AA-         350           421,452
Quebec, Province of,
   Deb 10-01-13                                             13.000   A+          500           609,650
Saskatchewan, Province of,
*  Deb 12-15-20                                              9.375   BBB+        480           623,386
                                                                                          ------------
                                                                                             3,716,929
                                                                                          ------------
Governmental - U.S. (14.72%)
United States Treasury,
   Bond 08-15-05                                            10.750%  AAA         615           844,955
   Bond 08-15-17                                             8.875   AAA       1,760         2,357,291
   Bond 05-15-18                                             9.125   AAA       3,250         4,466,702
   Bond 02-15-23                                             7.125   AAA       3,465         3,962,020
   Note 04-15-98                                             7.875   AAA       1,000         1,055,940
   Note 05-15-98                                             9.000   AAA       4,725         5,116,277
   Note 11-30-99                                             7.750   AAA       3,825         4,144,732
*  Note 11-15-04                                             7.875   AAA       2,145         2,482,837
                                                                                          ------------
                                                                                            24,430,754
                                                                                          ------------
Governmental - U.S. Agencies (14.14%)
Federal National Mortgage Association,
   15 Yr SF Pass thru Ctf 01-25-05                           8.000   AAA       1,000         1,074,680
   15 Yr SF Pass thru Ctf 02-01-08                           7.500   AAA         701           720,864
*  30 Yr SF Pass thru Ctf 10-01-23                           7.000   AAA         889           896,104
Financing Corp.,
   Bond Ser B 04-06-18                                       9.800   AAA       1,900         2,668,911
Government National Mortgage Association,
*  30 Yr SF Pass thru Ctf 12-15-99+                          7.000   AAA       1,605         1,624,051
*  30 Yr SF Pass thru Ctf 02-15-24 to 08-15-25               7.500   AAA         802           824,612
*  30 Yr SF Pass thru Ctf 11-15-22 to 01-15-25 +             8.000   AAA       3,750         3,907,711
*  30 Yr SF Pass thru Ctf 01-15-23 to 09-15-24               8.500   AAA       5,255         5,518,067
   30 Yr SF Pass thru Ctf 04-15-21                           9.000   AAA         779           829,621
*  30 Yr SF Pass thru Ctf 11-15-19 to 02-15-25               9.500   AAA       1,836         1,974,124
   30 Yr SF Pass thru Ctf 11-15-20                          10.000   AAA         540           594,181
Tennessee Valley Authority,
   Power Bonds 1989 Ser G 11-15-29                           8.625   AAA       2,500         2,834,950
                                                                                          ------------
                                                                                            23,467,876
                                                                                          ------------
Insurance (2.72%)
Equitable Life Assurance Society of the United States (The),
*  Surplus Note 12-01-05 (R)                                 6.950   A           550           559,389
Liberty Mutual Insurance Co.,
*  Surplus Note 05-04-07 (R)                                 8.200   A2        1,000         1,112,590
Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R)                                 7.625   AA-       1,050         1,096,988
New York Life Insurance Co.,
   Surplus Note 12-15-23 (R)                                 7.500   AA        1,000         1,025,050
Sun Canada Financial Co.,
*  Sub Note 12-15-07 (R)                                     6.625   AA          725           731,808
                                                                                          ------------
                                                                                             4,525,825
                                                                                          ------------
Leisure & Recreation (0.10%)
Mohegan Tribal Gaming Authority,
*  Sr Sec Note 11-15-02 (R)                                 13.500   NR          150           162,000
                                                                                          ------------
Medical/Dental (0.45%)
Fisher Scientific International Inc.,
*  Note 12-15-05                                             7.125%  BBB         750           753,075
                                                                                          ------------
Oil & Gas (2.70%)
Ashland Oil, Inc.,
   SF Deb 10-15-17                                          11.125   BBB       1,000         1,131,900
Coastal Corp. (The),
   Sr Deb 06-15-06                                          11.750   BB+       1,000         1,063,750
Maxus Energy Corp.,
   Deb 05-01-13                                             11.250   BB-         125           129,375
Norsk Hydro, a.s.,
   Deb 06-15-23                                              7.750   A-        1,000         1,117,650
TransTexas Gas Corp.,
*  Sr Sec Note 06-15-02                                     11.500   BB-       1,000         1,032,500
                                                                                          ------------
                                                                                             4,475,175
                                                                                          ------------
Paper (1.14%)
APP International Finance Co. B.V.,
*  Gtd Sec Note 10-01-05                                    11.750   BB          400           394,000
Georgia-Pacific Corp.,
   Deb 02-15-18                                              9.500   BBB-        450           472,680
Repap New Brunswick,
*  Sr Note 04-15-05                                         10.625   B+          380           372,400
S.D. Warren Co.,
   Sr Sub Note 12-15-04                                     12.000   B+          250           275,625
Stone Consolidated,
*  Sr Note 12-15-00                                         10.250   B+          350           374,500
                                                                                          ------------
                                                                                             1,889,205
                                                                                          ------------
Publishing (2.74%)
News America Holdings Inc.,
*  Deb 08-10-18                                              8.250   BBB       1,100         1,195,656
   Sr Note 10-15-99                                          9.125   BBB       1,000         1,105,380
   Sr Note 12-15-01                                         12.000   BBB         750           834,698
Time Warner Inc.,
   Deb 01-15-13                                              9.125   BBB-      1,250         1,408,688
                                                                                          ------------
                                                                                             4,544,422
                                                                                          ------------
Retail (2.03%)
Kroger Co. (The),
   Lease Ctf 02-01-09                                       12.950   BB        1,910         2,139,200
May Department Stores Co.(The),
   Deb 06-15-18                                             10.750   A           126           144,450
Safeway Stores, Inc.,
   Lease Ctf 01-15-09                                       13.500   BBB-        474           546,669
Thrifty Payless Inc.,
*  Sr Note 04-15-03                                         11.750   B           500           540,000
                                                                                          ------------
                                                                                             3,370,319
                                                                                          ------------
Steel (0.85%)
UCAR Global Enterprises Inc.,
*  Sr Sub Note 01-15-05                                     12.000%  B+          405           467,775
Weirton Steel Corp.,
*  Sr Note 03-01-98                                         11.500   B           300           308,250
*  Sr Note 10-15-99                                         10.875   B           260           260,000
*  Sr Note 06-01-05                                         10.750   B           400           377,000
                                                                                          ------------
                                                                                             1,413,025
                                                                                          ------------
Telecommunications (0.25%)
Tele-Communications Inc.,
*  Sr Deb 02-01-12                                           9.800   BBB-        350           419,710
                                                                                          ------------
Tobacco (0.50%)
RJR Nabisco, Inc.,
*  Note 12-01-02                                             8.625   BBB-        650           677,098
*  Note 09-15-03                                             7.625   BBB-        150           147,002
                                                                                          ------------
                                                                                               824,100
                                                                                          ------------
Transportation (6.40%)
Delta Air Lines, Inc.,
*  Deb 05-15-21                                              9.750   BB          375           462,649
   Equip Tr Ctf Ser A 06-01-08                              10.000   BB+       2,000         2,464,360
NWA Inc.,
   Note 08-01-96                                             8.625   B         2,285         2,307,850
Rail Car Trust No. 1992-1,
   Trust Note 06-01-04                                       7.750   AAA       1,715         1,854,754
Scandinavian Airlines System,
   Bond 07-20-99                                             9.125   A3          700           768,250
United Air Lines, Inc.,
   Deb Ser B 05-01-14                                       11.210   BB        1,000         1,323,650
USAir 1990-A Pass Through Trusts,
   Pass thru Ctf Ser 1990-A1 03-19-05                       11.200   B+        1,476         1,444,816
                                                                                          ------------
                                                                                            10,626,329
                                                                                          ------------
Utilities (13.04%)
BVPS II Funding Corp.,
*  Collateralized Lease Bond 12-01-07                        8.330   BB+         600           600,600
*  Collateralized Lease Bond 06-01-17                        8.890   BB          199           204,343
CE Casecnan Water & Energy Co., Inc.,
*  Sr Sec Note Ser A 11-15-05 (R)                           11.450   BB          500           505,000
Cleveland Electric Illuminating Co.,
*  1st Mtg Ser 2005-B 05-15-05                               9.500   BB          750           776,250
CTC Mansfield Funding Corp.,
   Sec Lease Oblig 09-30-16                                 11.125   B+        1,900         2,022,740
E.I.P. Refunding Corp.,
   Sec Fac Bond 10-01-12                                    10.250   B+          744           788,804
Utilities (continued)
First PV Funding Corp.,
*  Lease Oblig Ser 1986 A 01-15-14                          10.300%  B+          250           261,562
*  Lease Oblig Ser 1986 B 01-15-16                          10.150   B+        1,500         1,533,750
Fitchburg Holding Corp.,
   Sec Note 01-31-03 (r)                                    15.750   BBB       2,269         2,489,748
GG1B Funding Corp.,
*  Sec Lease Oblig 01-15-11                                  7.430   BBB-        887           882,953
*  Sec Lease Oblig 01-15-14                                  8.200   BBB-        500           502,787
GTE Corp.,
   Deb 11-15-17                                             10.300   BBB+        500           607,470
   Deb 11-01-20                                             10.250   BBB+      1,500         1,788,150
Hydro-Quebec (Gtd By Province of Quebec),
*  Deb 02-01-03                                              7.375   A+          750           800,932
   Deb Ser HS 02-01-21                                       9.400   A+          545           691,730
Iberdrola International B.V.,
   Gtd Note 10-01-02                                         7.500   AA-       1,000         1,076,000
Long Island Lighting Co.,
*  Deb 03-15-03                                              7.050   BB+         750           737,303
*  Gen Ref 05-01-21                                          9.750   BBB-        250           257,173
*  Gen Ref Mtg 07-01-24                                      9.625   BBB-        750           763,470
Louisiana Power & Light Co.,
*  Sec Lease Oblig Bond Ser B 01-02-17                      10.670   BBB-      1,350         1,452,236
Midland Funding Corp. I,
   Sr Sec Lease Oblig Ser C 07-23-02                        10.330   BB-       1,476         1,534,527
Philippine Long Distance Telephone Co.,
*  Note 08-01-05                                            9.875    BB          255           270,619
Tenaga Nasional Berhad,
   Note 06-15-04 (R)                                        7.875    A+        1,000         1,098,850
                                                                                          ------------
                                                                                            21,646,997
                                                                                          ------------
             TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
                                                  ( Cost $150,632,863)        (96.40%)     160,005,748
                                                                              --------    ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.56%)
Investment in a joint repurchase agreement
   transaction with SBC Capital Markets, Inc.-
   Dated 12-29-95, due 01-02-96
   (secured by U.S. Treasury Bonds, 7.500% due 11-15-16
   and 10.375% due 11-15-12) - Note A                         5.90%           $7,562      $  7,562,000
                                                                                          ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.00%                                                                              303
                                                                                          ------------
                        TOTAL SHORT-TERM INVESTMENTS                           (4.56%)       7,562,303
                                                                             ---------    -------------
                                   TOTAL INVESTMENTS                         (100.96%)    $167,568,051
                                                                             =========    ============




NOTES TO THE SCHEDULE OF INVESTMENTS

(r) The security listed below is a direct placement security and is restricted as to resale. The
    Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. See Note A of the Notes to Financial Statements for valuation policy. Additional information on this restricted security is as follows:
                                                                MARKET         MARKET
                                                            VALUE AS A          VALUE
                                                            PERCENTAGE          AS OF
                             ACQUISITION    ACQUISITION      OF FUND'S   DECEMBER 31,
                                    DATE           COST     NET ASSETS           1995
                            ------------   ------------   ------------   ------------
Fitchburg Holding Corp.,
  Sec. Note, 15.75%,
  01-31-03                      02-10-81      2,293,925          1.50%     $2,489,748

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule144A securities amounted to $11,550,403 as of December 31, 1995. See Note A of
    the Notes to Financial Statements for valuation policy.

+   A portion of these securities having an aggregated value of $4,093,283 or 2.47% of the Fund's net assets, have been purchased on a when issued basis subsequent to the date of this schedule.
    The purchase price and the interest rate of such securities are fixed at trade date, although the
    Fund does not earn any interest on such securities until settlement date. The Fund has instructed the Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitment. Accordingly, the market value of $5,116,277 of U.S. Treasury Note 9.000%, 05-15-98 has been segregated to cover the when issued commitments.

*   Securities, other than short-term investments, newly added to the portfolio during the year ended
    December 31, 1995.

**  Credit ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available and are unaudited.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS


NOTE A -- ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $744,673 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires December 31, 2002. Additionally, net capital losses of $158,569 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (January 1, 1996) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuation imposed by an exchange. For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At December 31, 1995, there were no open positions in financial futures contracts.

NOTE B -- MANAGEMENT FEE AND ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and
(d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceeds 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments in other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C -- INVESTMENT TRANSACTIONS

Purchases of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the periods ended December 31, 1995 and 1994 aggregated $61,794,336 and $70,675,035 respectively. Proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the periods ended December 31, 1995 and 1994 aggregated $54,991,311 and $79,431,886, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $95,561,787 and $99,968,552, respectively, in 1995. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $59,823,904 and $49,825,271, respectively, in 1994.

The cost of investments owned at December 31, 1995 and 1994 (including the short-term investments) for Federal income tax purposes was $158,420,077 and $151,911,753, respectively. Gross unrealized appreciation and depreciation of investment aggregated $10,109,363 and $961,995, respectively, resulting in net unrealized appreciation of $9,147,974 at December 31, 1995, and $1,553,928 and $8,568,942,
respectively, resulting in net unrealized depreciation of $7,015,014 at December 31, 1994.

NOTE D -- RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified $1,569 from accumulated net realized loss on investments to undistributed net investment income. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primariy attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.






REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of John Hancock Investors Trust (the "Trust'), as of December 31, 1995 and 1994, including the schedule of investments as of December 31, 1995, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 and 1994, by correspondence with the custodian and brokers or other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Investors Trust at December 31, 1995 and 1994, the results of its operations and changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/S/ERNST & YOUNG LLP
Boston, Massachusetts
February 9, 1996


QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Unaudited quarterly results of operations for each of the two years in the period ended December 31, 1995 are as follows:

                                                                       1995
                                                               ------------------
                                                               THREE MONTHS ENDED
                                                               ------------------
                                               MARCH 31        JUNE 30   SEPTEMBER 30    DECEMBER 31
                                              ---------        -------   ------------    -----------
                                                        (000's OMITTED EXCEPT PER SHARE DATA)
                                                        -------------------------------------
Net investment income                            $3,141         $3,169         $3,167         $3,147
Dividends from net investment income              3,141          3,149          3,158          3,167
Net realized and unrealized gain
  on investments
  and financial futures contracts                 5,013          7,063             64          4,211
Per share of beneficial interest:
Net investment income                              0.42           0.42           0.42           0.42
Dividends                                          0.42           0.42           0.42           0.42
Net asset value at end of quarter                $20.45         $21.39         $21.40         $21.95

                                                                       1994
                                                               ------------------
                                                               THREE MONTHS ENDED
                                                               ------------------
                                               MARCH 31        JUNE 30   SEPTEMBER 30    DECEMBER 31
                                              ---------        -------   ------------    -----------
                                                        (000's OMITTED EXCEPT PER SHARE DATA)
                                                        -------------------------------------
Net investment income                            $3,107         $3,147         $3,129         $3,147
Dividends from net investment income              3,091          3,113          3,122          3,186
Net realized and unrealized loss
  on investments
  and financial futures contracts              ( 7,880)       ( 5,266)       ( 2,045)       ( 2,103)
Per share of beneficial interest:
Net investment income                              0.42           0.43           0.42           0.41
Dividends                                          0.42           0.42           0.42           0.42
Net asset value at end of quarter                $21.06         $20.35         $20.07         $19.78

DIVIDENDS AND DISTRIBUTIONS During 1995, dividends from net investment income totaling $1.6800 per share were paid to shareholders. The dates of payment and the amounts per share were as follows:
                                  Income
Payment Date                    Dividend
----------------------          ----------------
 March 31, 1995                  $0.4200
 June 30, 1995                    0.4200
 September 29, 1995               0.4200
 December 28, 1995                0.4200

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1995. Corporate Dividends Received Deduction: None of the 1995 dividends qualify for the corporate dividends received deduction.

U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills and notes was 14.33% at the end of the year. The percentage of annual income derived form U.S. Treasury bonds, bills and notes was 15.92%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) at year end was 3.23%. The percentage of income derived from these investments was 2.86%. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.


INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND
REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends. The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

Additional information may be obtained from the Customer Service
Department, John Hancock Investors Trust, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, 1 (800) 843-0090

Shareholder Meeting

On April 27, 1995, the Annual Meeting of John Hancock Investors Trust (the "Trust") was held to elect Trustees and to ratify the action to the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
NAME OF TRUSTEE                    FOR          AUTHORITY
---------------                ---------        ---------
Edward J. Boudreau, Jr.        5,285,005         87,181
Dennis S. Aronowitz            5,282,535         89,651
Richard P. Chapman, Jr.        5,283,364         88,822
William J. Cosgrove            5,284,795         87,392
Gail D. Fosler                 5,261,244        110,943
Bayard Henry                   5,287,575         84,612
Richard S. Scipione            5,280,725         91,462
Edward J. Spellman             5,288,595         83,592

The shareholders also voted to ratify the Trustees' selection of Ernst & Young LLP as independent auditors for the Trust for the fiscal year ending December 31, 1995, with the votes as follows: 5,266,346 FOR, 30,657 AGAINST and 75,183 ABSTAINING..

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John Hancock Funds
A Global Investment Management Firm
101 Huntington Avenue, Boston MA 02119-7603


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